                                                                    EXHIBIT 10.1

                              FORBEARANCE AGREEMENT


         THIS FORBEARANCE AGREEMENT (this "Agreement") is made and entered into on May ___, 1999 and effective as of April 1, 1999 (the "Effective Date") by and among KCS MEDALLION RESOURCES, INC., a Delaware corporation ("KCS Medallion"), KCS ENERGY, INC., a Delaware corporation ("KCS"), KCS ENERGY SERVICES, INC., a Delaware corporation ("KCS Energy Services"), and MEDALLION GAS SERVICES, INC., an Oklahoma corporation ("Medallion Gas Services," together with KCS Medallion, KCS, and KCS Energy Services, each individually a "Borrower" and, collectively, the "Borrowers"), each lender that is a signatory hereto or becomes a party hereto as provided in Sections 9.1 or 2.24 of the Credit Agreement (hereafter defined) (individually, together with its successors and assigns, a "Lender" and, collectively, together with their respective successors and such assigns, the "Lenders"), CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian chartered bank, acting through its New York agency (in its individual capacity, "CIBC"), as agent for the Lenders (in such capacity, together with its successors in such capacity pursuant to the terms hereof, the "Agent"), and CIBC Inc., a Delaware corporation as collateral agent for the Lenders (in such capacity pursuant to the terms hereof, the "Collateral Agent").


                              W I T N E S S E T H:

         WHEREAS, on December 22, 1998, the Borrowers, the Lenders, and the Agent entered into a First Amended and Restated Credit Agreement (the "Credit Agreement") whereby, upon the terms and conditions therein stated, the Lenders agreed to make loans to the Borrowers up to the aggregate amount of $160,000,000.00 to be used by the Borrowers for the purposes set forth in
Section 2.6 of the Credit Agreement; and

         WHEREAS, the Annual Report of KCS on Form 10-K filed with the SEC on March 31, 1999 (the "10-K Report") revealed the existence of certain events and conditions (the "MAC Events") which are in violation of the terms and provisions of the Credit Agreement and/or which constitute a Material Adverse Effect; and

         WHEREAS, the Agent has advised the Borrowers in a letter dated April 7, 1999 (the "Default Letter") that the existence of such MAC Events constitutes a Default which if uncured will, upon the giving of notice or passage of time, or both, become an Event of Default pursuant to which the Agent, the Collateral Agent and the Lenders will have the right to exercise the rights and remedies available to them under such circumstances, all as set forth in the Credit Agreement; and

         WHEREAS, the Borrowers have requested that the Lenders forbear from exercising such rights and remedies in consideration of the Borrowers' compliance with the terms and provisions of this Agreement; and

         WHEREAS, subject to (i) compliance by the Borrowers with the terms and provisions of this Agreement, and (ii) the other terms and provisions of this Agreement, the Lenders have agreed to

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forbear from exercising their rights and remedies as provided in the Credit
Agreement during the Forbearance Period.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE 1

                                  GENERAL TERMS

         Section 1.1 Terms Defined in Agreement. As used in this Agreement, except as may otherwise be provided in this Agreement, all capitalized terms which are defined in the Credit Agreement shall have the same meaning herein as therein, all of such terms and definitions being incorporated herein by reference.

         Section 1.2 Forbearance Period. Subject to (i) compliance by the Borrowers with the terms and provisions of this Agreement, and (ii) the other terms and provisions of this Agreement, the Lenders hereby agree to forbear form exercising their rights and remedies provided in the Credit Agreement which are available to them upon the occurrence and continuance of the Defaults described in the Default Letter. This Agreement shall commence as of the Effective Date and end on the first to occur of (i) any event or condition pursuant to which the Forbearance Period automatically terminates, including without limitation the provisions of Section 8.1 of this Agreement, or (ii) June 30, 1999 (the "Forbearance Termination Date"). The term "Forbearance Period" means the period of time commencing on the Effective Date and ending at 11:59 p.m. on the Forbearance Termination Date. Except as expressly herein provided, upon termination of the Forbearance Period (regardless of how such termination occurs), this Agreement shall have no further force and effect whatsoever (unless extended in writing by the Borrowers, the Lenders and the Agent) and thereafter the terms and provisions of the Credit Agreement and the other Loan Documents shall be effective as expressly therein provided without further reference to the terms and provisions of this Agreement.


                                    ARTICLE 2

                                   DEFINITIONS

         Section 2.1 Definitions. The following terms shall have the meaning as follows:

                  "Applicable Margin" shall mean as to each Tranche A Base Rate Loan and each Tranche A LIBO Rate Loan, an amount equal to the percentage set forth in the grid below for such type of Loan:


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

        ------------------------------------------------------
                                Applicable Margin
                                   (Tranche A)
        ------------------------------------------------------
        Type of Loans              Base Rate         LIBO Rate
        -------------              ---------         ---------
       Conforming Loans               1.5%             2.5%

       Non-Conforming
            Loans                     2.0%             3.0%
       -------------------------------------------------------

                  "Conforming Loans" shall mean all Tranche A Loans outstanding as of the Effective Date, the aggregate amount of which is not in excess of $60,000,000 minus the aggregate amount of all payments applied to the principal of such Loans from the Effective Date through the Forbearance Termination Date.

                  "Interest Period" shall mean, subject to the limitations set forth in Section 2.4 of the Credit Agreement, with respect to any LIBO Rate Loan, a period commencing on the date such Loan is made or converted from a Loan of another type pursuant to the Credit Agreement or the last day of the next preceding Interest Period with respect to such Loan and ending on or before the Forbearance Termination Date, as the Borrowers may request in the Tranche A Borrowing Request or the Tranche B Borrowing Request for such Loan.

                  "Non-Conforming Loans" means all Tranche A Loans outstanding as of the Effective Date, the aggregate amount of which is in excess of Conforming Loans minus the aggregate amount of all payments applied to the principal of such Loans from the Effective Date through the Forbearance Termination Date.

                                    ARTICLE 3

                              TERMS AND FACILITIES

         Section 3.1 Loans and Suspension of Commitments. Except with respect to reborrowings of LIBO Rate Loans which occur at the end of an Interest Period, and conversions of LIBO Rate Loans into Base Rate Loans or Base Rate Loans into LIBO Rate Loans, during the Forbearance Period, the Commitments shall be suspended and the Lenders shall not be obligated or have any commitment whatsoever to make Loans. The Borrowers may not reborrow any portion of any Loan after all or such portion of any such Loan shall have been repaid.

         Section 3.2 Letters of Credit. Except for Letters of Credit which are outstanding as of the Effective Date, the Agent shall not be obligated to issue, on behalf of the Lenders, or otherwise, any Letters of Credit. The Agent shall not be obligated to renew or extend on behalf of the Lenders, or otherwise, any Letters of Credit which are outstanding as of the Effective Date. Nothing herein shall modify, limit or reduce the obligations of the Lenders as provided in the Agreement with respect to

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Letters of Credit which are outstanding as of the Effective Date provided such
Letters of Credit are not renewed or extended by the Agent after the Effective Date.

         Section 3.3 Repayment of Loans and Interest. (a) Accrued and unpaid interest on each outstanding Base Rate Loan shall be due and payable on the date of execution of this Agreement, May 31, 1999, and June 30, 1999, the payment in each instance to be the amount of interest which has accrued and remains unpaid in respect of the relevant Loan. Accrued and unpaid interest on each outstanding LIBO Rate Loan shall be due and payable on the last day of the Interest Period for such LIBO Rate Loan and, in the case of any Interest Period for LIBO Rate Loans outstanding as of the Effective Date which are in excess of one month, on the last day of each calendar month following the commencement of such Interest Period, the payment in each instance to be the amount of interest which has accrued and remains unpaid in respect of the relevant Loan.

                  (b) The outstanding principal balance of all Tranche A Loans shall be payable as follows: on the date of execution of this Agreement a principal installment on the Tranche A Loans shall be due and payable in the amount of $1,000,000. On May 31, 1999, a principal installment on the Tranche A Loans shall be due and payable in the amount of the sum of (i) $1,000,000, plus
(ii) twenty-five percent (25%) of all Operating Cash Flow (if a positive number) during the period commencing April 1, 1999 and ending April 30, 1999 (less the $1,000,000 paid pursuant to the immediately preceding sentence). On June 30, 1999, a principal installment on the Tranche A Loans shall be due and payable in the amount of the sum of (i) $1,000,000, plus (ii) twenty-five percent (25%) of all Operating Cash Flow (if a positive number) during the period commencing May 1, 1999 and ending May 31, 1999 (less the $1,000,000 paid pursuant to the immediately preceding sentence). The term "Operating Cash Flow" as used herein means the net cash (exclusive of capital expenditures) provided by operating activities as set forth on the statements of consolidated cash flow for KCS and its Subsidiaries calculated in accordance with GAAP. The outstanding principal balance of all Loans together with all accrued and unpaid interest thereon shall be due and payable at Final Maturity. The Agent shall apply such payments first to the Non-Conforming Loans until such NonConforming Loans are paid in full and next to the Conforming Loans.

         Section 3.4 Borrowing Base. (a) The Borrowing Base and the Tranche B Borrowing Base in effect prior to the Effective Date shall remain in effect throughout the Forbearance Period. The next Borrowing Base redetermination and Tranche B Borrowing Base redetermination shall not occur until the next Business Day (the "Redetermination Date") which is on or after the Forbearance Termination Date and notwithstanding the provisions of Section 2.12 of the Agreement, the Borrowing Base determined on the Redetermination Date shall be the amount agreed to by the Agent and all the Tranche A Lenders, and the Tranche B Borrowing Base determined on the Redetermination Date shall be an amount agreed to by the Agent and the Tranche B Lenders.

                  (b) The Borrowing Base and the Tranche B Borrowing Base shall be reduced in the amount of the Specified Value of each of the Oil and Gas Properties of any of the Borrowers sold in accordance with Section 3.6 hereof.

         Section 3.5 Mandatory Prepayments. (a) On the Redetermination Date, if the Tranche A Obligations exceed the Borrowing Base then in effect, (i) the Borrowers shall, within five (5) days

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of notice from the Agent of such occurrence, prepay the amount of such excess for application first, to the Non-Conforming Loans portion of the Tranche A Loan Balance, and next to the Conforming Loans portion of the Tranche A Loan Balance;
(ii) in the event that the Tranche A Loan Balance is less than the amount required to be prepaid, the Borrowers shall immediately prepay the entire Tranche A Loan Balance together with accrued interest, and (iii) in accordance with the provisions of the relevant Letter of Credit Applications executed by the Borrowers or otherwise to the satisfaction of the Agent, the Borrowers shall immediately deposit with the Agent, as additional collateral securing the Obligations, an amount of cash, in immediately available funds, equal to the L/C Exposure minus the Borrowing Base and such cash may be invested at the express direction of the Borrowers as to investment vehicle and maturity (which shall be no later than the latest expiry date of any then outstanding Letter of Credit), for the account of the Borrowers in cash or cash equivalent investments offered by or through the Agent.

                  (b) On the Redetermination Date, if the Tranche B Obligations exceed the difference between the Tranche B Borrowing Base then in effect minus the Borrowing Base then in effect, (i) the Borrowers shall, within five (5) days of notice from the Agent of such occurrence, prepay the amount of such excess for application on the Tranche B Loan Balance and (ii) in the event that the Tranche B Loan Balance is less than the amount required to be prepaid, the Borrowers shall prepay the entire Tranche B Loan Balance together with accrued interest.

         Section 3.6 Sales of Oil and Gas Properties. At any time during the Forbearance Period that (i) any of the Oil and Gas Properties which are described in Exhibit "A" hereto, or any other Oil and Gas Properties which are added to Exhibit "A" pursuant to the agreement of the Agent, the Required Lenders and KCS with respect to a Specified Value (collectively, the "Scheduled Properties"), or (ii) any other Oil and Gas Properties owned by any of the Borrowers (the "Unscheduled Properties") are sold other than Oil and Gas Properties described in Section 7.1(iii) of this Agreement, the Borrowers shall, substantially concurrent with the sale thereof, prepay the Conforming Loans in an amount equal to the value attributable to the Scheduled Properties as specified in Exhibit "A" as amended from time to time or with respect to the Unscheduled Properties, the value specified by the Agent with the consent of the Required Lenders (collectively, the "Specified Value") until such Conforming Loans are paid in full and next to the Non-Conforming Loans. In addition, upon the sale of any such Oil and Gas Properties (whether Scheduled Properties or Unscheduled Properties), if the Net Cash Proceeds are greater than the Specified Value, the Borrowers shall prepay the Non-Conforming Loans in an amount equal to twenty percent (20%) of the portion of the Net Cash Proceeds in excess of the Specified Value until such Non-Conforming Loans are paid in full and next to the Conforming Loans. The Agent shall have the necessary authority to release Liens on the Scheduled Properties and the Unscheduled Properties so long as the Net Cash Proceeds equal or exceed the Specified Value.

         Section 3.7 Fees. The Borrowers shall pay to the Agent on the date of execution of this Agreement a forbearance documentation fee (the "Forbearance Documentation Fee") in the amount of $30,000.


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



                                    ARTICLE 4

                                   CONDITIONS

         Section 4.1 Conditions Precedent to Initial Effectiveness of Agreement. The Lenders shall have no obligation to forbear from exercising their rights and remedies under and pursuant to the Credit Agreement unless and until:

                  (a) the Agent shall have received the Forbearance Documentation Fee;

                  (b) the Agent shall have received the following documents and other items, appropriately executed when necessary and, where applicable, acknowledged by one or more authorized officers of the Borrowers and dated, where applicable, of even date herewith or a date prior thereto:

                           (i) multiple counterparts of this Agreement as requested by the Agent;

                           (ii)  [INTENTIONALLY LEFT BLANK]

                           (iii) certificates of incumbency and copies of
                  corporate resolutions in the form attached hereto as Exhibit "B" approving and authorizing the transactions contemplated herein duly adopted by the boards of directors of each Borrower accompanied by certificates of the secretary or an assistant secretary of each Borrower, as the case may be, to the effect that such copies are true and correct copies of resolutions duly adopted at a meeting or by unanimous consent of the board of directors of each Borrower, as the case may be, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified, or revoked in any respect, and are in full force and effect as of the date of such certificate; and

                           (iv) the opinion of counsel to the Borrowers in the
                  form attached hereto as Exhibit "C".

                  (c) The Agent shall have received, for the benefit of the Tranche A Lenders, accrued interest through April 30, 1999 and the payment of principal required to be paid on the date of execution of this Agreement by the Borrowers as provided in Section 3.3(a) and 3.3(b) of this Agreement.

         Section 4.2 Additional Conditions Precedent to Initial Effectiveness of Agreement. The obligations of the Agent, the Collateral Agent, and the Lenders to forbear from exercising their rights and remedies under and pursuant to the Credit Agreement are subject to the satisfaction of the following additional conditions precedent that, as of the date of execution of this Agreement:


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                  (a) no Default shall exist except for the Defaults referred to in the Default Letter and the defaults existing in connection with the Affiliate Credit Agreement and no Event of Default shall have occurred and be continuing;

                  (b) no Material Adverse Effect shall have occurred and be continuing except for the MAC Events disclosed in the 10-K Report;

                  (c) each of the representations and warranties contained in the Credit Agreement and the other Loan Documents shall be true and correct, except for (i) such representations and warranties which were contained in the Credit Agreement and the other Loan Documents which are modified and/or supplemented as provided in Sections 5.2 and 5.3 of this Agreement or (ii) those which are expressly stated to be made as of a particular date;

                  (d) the Security Instruments shall be in full force and effect and provide to the Lenders the security intended thereby;

                  (e) the consummation of the transactions contemplated hereby shall not contravene, violate, or conflict with any Requirement of Law; and

                  (f) legal counsel for the Agent shall have received payment (to the extent invoiced) from the Borrowers for all reasonable fees and expenses which the Borrowers are required to pay.

                                    ARTICLE 5

                         REPRESENTATIONS AND WARRANTIES

         Each Borrower hereby represent and warrant to the Agent and each Lender that:

         Section 5.1 Representations Repeated. The representations and warranties of the Borrowers contained in the Credit Agreement and the other Loan Documents and otherwise made in writing by or on behalf of the Borrowers pursuant to the Credit Agreement and the other Loan Documents were true and correct when made, and are true and correct in all material respects at and as of the Effective Date except for such representations and warranties (i) which were contained in the Credit Agreement and the other Loan Documents which are modified or supplemented as provided in Section 5.2 and 5.3 of this Agreement, and (ii) which are expressly stated to be made as of a particular date which shall remain true and correct as of the date made.

         Section 5.2 Scope and Accuracy of Financial Statements. The Financial Statements of KCS and its Subsidiaries as at December 31, 1998 present fairly the financial position and results of operations and cash flows of KCS and its Subsidiaries in accordance with GAAP as at the relevant point in time or for the period indicated. No event or circumstance has occurred since December 31, 1998 except for the MAC Events disclosed in the 10-K Report which could reasonably be expected to have a Material Adverse Effect on KCS or KCS Medallion.


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         Section 5.3 Default. None of the Borrowers is in default of, and no event has occurred which, with the lapse of time or giving of notice, or both, could result in such a default of, (i) any charter document or bylaws of any Borrower, or (ii) any agreement, obligation or Debt to which any Borrower is a party or by which any Property of any Borrower may be bound, pursuant to which the obligations of the Borrowers in the aggregate under any such agreement, obligation or Debt, or the obligations secured thereby, exceed $2,500,000, except such as are being contested in good faith and as to which such reserve as may be required by GAAP shall have been made therefore, and except for the Defaults referred to and described in the Default Letter and the defaults existing in connection with the Affiliate Credit Agreement, which Defaults the Borrowers hereby acknowledge to be existing as of the Effective Date.

         Section 5.4 Defenses. As of the Effective Date, the outstanding principal amount of the Conforming Loans is $60,000,000 and the outstanding principal amount of the Non-Conforming Loans is $20,000,000 and neither KCS nor any Borrower has any defenses, offsets or counterclaims which would limit, reduce or impair in any manner the obligations and indebtedness of KCS or any Borrower to pay the full amount of the Obligations when due. .

                                    ARTICLE 6

                              AFFIRMATIVE COVENANTS

         Section 6.1 Monthly Reconciliation Reports. During the Forbearance Period the Borrowers shall deliver to the Agent, on or before the last day of each calendar month, commencing May 31, 1999, Sufficient Copies of a Reconciliation Report as at the close of the immediately preceding calendar month, such Reconciliation Report to be certified by a Responsible Officer of KCS as true and correct subject to changes resulting from normal year-end audit adjustments. The term "Reconciliation Report" means a report prepared by a Responsible Officer of KCS as at the point in time and for the period indicated and consisting of reports of KCS and its Subsidiaries on a consolidated basis with respect to (i) sources and uses of Operating Cash Flow for such period,
(ii) Net Cash Proceeds from sales of Oil and Gas Properties for such period, and
(iii) such other financial information as the Agent or any Lender reasonably requests.

         Section 6.2 Fees and Expenses. In addition to the covenants in the Credit Agreement, during the Forbearance Period, the Borrowers shall:

                  (a) promptly pay to or reimburse the Agent or the Collateral Agent, as applicable, for all reasonable third-party fees, out-of-pocket costs and expenses of the Agent and the Collateral Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this Agreement, the Credit Agreement, and the other Loan Documents, and any and all amendments, restatements and supplements thereof and thereto, the filing and recordation of the Security Instruments, and the consummation of the transactions contemplated by the Loan Documents, including reasonable fees and expenses of legal counsel and auditors and accountants for the Agent and the Collateral Agent.


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                  (b) upon request by the Agent promptly pay for all amounts reasonably expended, advanced, or incurred by or on behalf of the Agent and the Collateral Agent (i) to satisfy any obligation of the Borrowers under any of the Loan Documents; (ii) to collect the Obligations; (iii) to enforce the rights of the Agent, the Collateral Agent, and the Lenders under any of the Loan Documents; and, (iv) to protect the Properties or business of the Borrowers, including the Collateral, which amounts shall be deemed compensatory in nature and liquidated as to amount upon notice to the Borrowers by the Agent and which amounts shall include all court costs and reasonable fees and expenses of legal counsel, auditors and accountants, petroleum engineers, and environmental and insurance consultants.

                                    ARTICLE 7

                               NEGATIVE COVENANTS

         Section 7.1 Sales of Assets. Notwithstanding the provisions of Section
6.5 of the Credit Agreement, KCS and the Borrowers shall not, and shall not permit any of their respective Subsidiaries to sell, transfer, or otherwise dispose of any Oil and Gas Properties, in one or any series of transactions, whether now owned or hereafter acquired, or enter into any agreement to do so unless the proceeds of such sales (i) are of the type described in clauses (a) and (b) of the first sentence of Section 6.5 of the Credit Agreement and are included in Operating Cash Flow, or (ii) are made subject to and in accordance with the provisions of Section 3.6 of this Agreement concerning prepayments upon the sale of certain Oil and Gas Properties, or (iii) have an aggregate value for all such sales of less than $250,000 (excluding sales of Oil and Gas Properties, the proceeds of which are applied to the Loans in accordance with other provisions of this Agreement).

         Section 7.2 Restricted Payments. During the Forbearance Period (i) the Borrowers shall not make any payment of principal or interest on the Public Debt other than scheduled payments of interest and principal and (ii) KCS shall not pay or make any dividend or distribution or purchase, redeem or otherwise acquire for value, any share of any class of its capital stock.

                                    ARTICLE 8

                                   TERMINATION

         Section 8.1 Termination of Agreement. (a) Upon the occurrence of an Event of Default specified in Sections 7.1(e) or 7.1(f) of the Credit Agreement, immediately and without notice, (i) the Forbearance Period shall automatically terminate and all Obligations shall automatically become immediately due and payable, without presentment, demand, protest, notice of protest, default, or dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity, or other notice of any kind, all of which are hereby expressly waived by each Borrower.

                  (b) The Forbearance Period shall automatically terminate upon the occurrence of (i) any Event of Default other than (A) those specified in Sections 7.1(e) or 7.1(f) of the Credit Agreement, and (B) those occurring as a result of the giving of notice or the passage of time in connection with the Defaults described in the Default Letter, or (ii) the termination of any forbearance

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



by Lenders arising under or in connection with the Affiliate Credit Agreement, or (iii) any default in the payment when due of any sums payable hereunder or in the due observance or performance of any obligation of the Borrowers hereunder or (iv) any representation or warranty made in this Agreement by any Borrower proving to have been untrue in any material respect as of the date the facts therein set forth were stated or certified.

                  (c) Except as herein expressly provided, upon the termination of the Forbearance Period, this Agreement shall terminate and be of no further force and effect and the rights and remedies of the Agent, the Collateral Agent and the Lenders shall be such as are provided in the Credit Agreement and the other Loan Documents.

                                    ARTICLE 9

                                  MISCELLANEOUS

         Section 9.1 No Waiver; Rights Cumulative. No course of dealing on the part of the Agent, the Collateral Agent or the Lenders or their officers or employees, nor any forbearance, failure or delay by the Agent, the Collateral Agent or the Lenders with respect to exercising any of their rights under the Credit Agreement or any other Loan Document shall operate as a waiver thereof including, without limitation, (i) any forbearance by the Agent, the Collateral Agent and the Lenders with respect to the Defaults described in the Default Letter, (ii) any forbearance by the Agent, the Collateral Agent and the Lenders from constituting such Defaults as Events of Default and (iii) any and all other actions of the Agent, the Collateral Agent and the Lenders. The rights of the Agent, the Collateral Agent and the Lenders under this Agreement, the Credit Agreement and the other Loan Documents shall be cumulative and the exercise or partial exercise of any such right shall not preclude the exercise of any other right. Neither the making of any Loan nor the issuance of a Letter of Credit shall constitute a waiver of any of the covenants, warranties, or conditions of the Borrowers contained in this Agreement, the Credit Agreement or any other Loan Documents. In the event any Borrower is unable to satisfy any such covenant, warranty, or condition, neither the making of any Loan nor the issuance of a Letter of Credit nor the forbearance from exercising their rights and remedies as provided in the Credit Agreement shall have the effect of precluding the Agent or the Lenders from thereafter declaring such inability to be a Default or an Event of Default or from exercising their rights and remedies as provided in the Credit Agreement.

         Section 9.2 Release. The Borrowers hereby release the Agent, the Collateral Agent and the Lenders from any and all claims and causes of action arising out of or relating in any way to the actions or omissions of such Persons in connection with the Loans, the Commitments or any of the Loan Documents.

         Section 9.3 Severability. In the event any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement.

         Section 9.4 No Cure of Default. This Agreement shall not have the effect of curing or otherwise eliminating the Defaults described in the Default Letter. Unless such Defaults are waived

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

in writing by the Lenders, such Defaults shall continue to exist throughout the Forbearance Period. Upon the termination of this Agreement, such Defaults shall automatically become Events of Default and the Commitments shall continue to be suspended and the Lenders shall not be obligated or have any commitment whatsoever to make any Loans.

         Section 9.5 Extent of Agreement. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents and the rights and remedies of the parties thereto, are not amended, modified, altered, or affected by this Agreement. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement and the other Loan Documents are herein ratified and confirmed and shall remain in full force and effect. This Agreement does not constitute an amendment to the Credit Agreement or the other Loan Documents, but rather, constitutes a temporary supplement thereto. The terms and provisions of the Credit Agreement and the other Loan Documents are expressly incorporated herein except to the extent such terms and provisions conflict with the terms and provisions of this Agreement, in which case, during the Forbearance Period, but not otherwise, the terms and provisions of this Agreement shall control.

         Section 9.6 Counterparts. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 9.7 Indemnification. The Borrowers jointly and severally agree to indemnify the Agent, the Collateral Agent, the Lenders and each of their officers, directors, employees, agents, attorneys-in-fact and affiliates (the "Indemnified Persons") from and against any and all liabilities, claims, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever (individually or collectively, the "Liabilities") which may at any time be imposed on, incurred by or asserted against the Indemnified Persons in any way relating to or arising out of this Agreement, the Credit Agreement or any other Loan Document, or any other document contemplated or referred to herein or the transactions contemplated hereby or thereby or any action taken or omitted by any of the Indemnified Persons under or in connection with any of the foregoing, including any Liabilities incurred or asserted as a result of the negligence, whether sole or concurrent, of any of the Indemnified Persons; provided that no Borrower shall be liable to any Indemnified Person for the payment of any portion of such Liabilities resulting solely from the gross negligence or willful misconduct of any such Indemnified Person.

         Section 9.8 Survival. Notwithstanding any other provision of this Agreement, all representations and warranties of the Borrowers and the provisions of Sections 2.1, 3.4, 3.5, 9.2, 9.4, 9.7 and this Section 9.8 of this Agreement shall survive the termination of the Forbearance Period and the termination of this Agreement and shall remain in force and effect so long as any Obligation is outstanding or any Commitment exists.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on this _____, day of May, 1999; provided that this Agreement shall for all purposes be effective as of the 1st day of April, 1999, as if originally signed on that date.

                           [SIGNATURE PAGES TO FOLLOW]

                                           BORROWERS:

                                           KCS MEDALLION RESOURCES, INC.

                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                           KCS ENERGY, INC.

                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                           KCS ENERGY SERVICES, INC.

                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           MEDALLION GAS SERVICES, INC.

                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

Address for Notices:

5555 San Felipe, Suite 1200
Houston, Texas 77056
Attention: Kathryn M. Kinnamon
Telecopy:  (713) 964-4850

Principal Place of Business
  and Chief Executive Office:

7130 South Lewis Avenue
Suite 700
Tulsa, Oklahoma  74136
Attention:
Telecopy:

                                           LENDERS:


                                           BANK ONE, TEXAS
                                           NATIONAL ASSOCIATION


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


Address for Notices:

910 Travis Street
Houston, Texas  77002
Attention:
          -----------

                                           COMERICA BANK-TEXAS


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------
Address for Notices:

910 Louisiana, 4th Floor
Houston, Texas  77210-4167
Attention:  Daniel G. Steele

                                           SOCIETE GENERALE, SOUTHWEST AGENCY



                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------



Address for Notices:

1111 Bagby, Suite 2020
Houston, Texas  77002
Attention:  Mark Cox

                                           DEN NORSKE BANK ASA


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

Address for Notices:

Three Allen Center
333 Clay Street, Suite 4890
Houston, Texas  77002
Attention:  William V. Moyer

                                           PARIBAS


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

Address for Notices:

1200 Smith Street, Suite 3100
Houston, Texas  77002
Attention:  Douglas R. Liftman

                                           GENERAL ELECTRIC
                                           CAPITAL CORPORATION


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


Address for Notices:
SFG Global Asset Management
120 Long Ridge Road
Stamford, CT 06927

Telecopier No.: (203) 357-4890
Telephone No.: (203) 357-6536
Attention:  Peter Fortmann

                                          CIBC INC.


                                          By:
                                             ----------------------------------
                                             Marybeth Ross
                                             Authorized Signatory

Address for Notices:

909 Fannin, Suite 1200
Houston, Texas  77010
Attention:  Mark Wolf
Telecopy:  (713) 650-3727



                                          AGENT:

                                          CANADIAN IMPERIAL BANK OF
                                          COMMERCE, NEW YORK AGENCY


                                          By:
                                             ----------------------------------
                                             Marybeth Ross
                                             Authorized Signatory

Address for Notices:

425 Lexington Avenue
7th Floor
New York, New York  10017
Attention: Marybeth Ross
  Syndications Group
Telecopy: (212) 856-3763


with copies to:

CANADIAN IMPERIAL BANK OF COMMERCE
909 Fannin, Suite 1200
Houston, Texas  77010
Attention:  Mark Wolf
Telecopy:  (713) 650-3727

425 Lexington Avenue
7th Floor
New York, New York  10017
Attention: Marybeth Ross
  Syndications Group
Telecopy: (212) 856-3763


                                          COLLATERAL AGENT:

                                          CIBC INC.


                                          By:
                                             ----------------------------------
                                             Marybeth Ross
                                             Authorized Signatory

Address for Notices:

909 Fannin, Suite 1200
Houston, Texas  77010
Attention:  Mark Wolf
Telecopy:  (713) 650-3727



with copies to:

CIBC INC.
909 Fannin, Suite 1200
Houston, Texas  77010
Attention:  Mark Wolf
Telecopy:  (713) 650-3727